UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2013

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

590 East Middlefield Road
Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2013, at a meeting of the Compensation Committee (the “Committee”) of the Board of Directors of Omnicell, Inc. (the “Company”), the Committee approved the 2013 annualized base salaries for the Company’s executive officers as set forth below.  The annualized base salaries are effective July 1, 2013.  In addition, the Committee granted long-term equity compensation awards to the Company’s executive officers in the amounts set forth below.

			Long-Term Equity Compensation
Name	Title	2013 Annualized Base Salary	Stock Option Grant(1)	Restricted Stock Units (time based)	Restricted Stock Units (performance based)
Randall A. Lipps	Chairman, President and Chief Executive Officer	$510,000	40,000	20,000	40,000
Robin G. Seim	Executive Vice President, Finance, Administration and Manufacturing and Chief Financial Officer	$288,000	17,500	8,750	17,500
J. Christopher Drew	Executive Vice President, Field Operations	$316,000	25,000	12,500	25,000
Marga Ortigas-Wedekind	Executive Vice President, Global Marketing and Product Development	$288,000	17,500	8,750	17,500
Nhat Ngo	Executive Vice President, Strategy and Business Development	$268,000	12,500	6,250	12,500
Dan S. Johnston	Executive Vice President and General Counsel	$266,000	12,500	6,250	12,500

(1)         The exercise price of each of the stock option grants is equal to closing price of the Company’s stock on the date of grant, February 5, 2013, as reported on The NASDAQ Stock Market, which was $17.29 per share.

The shares subject to each of the stock option grants vest as to 25% of the shares subject to the grant on the first anniversary of the vesting commencement date of such grants, February 5, 2013, with the remainder of the shares subject to the grant vesting in equal monthly installments over the following thirty-six months. The time-based restricted stock unit awards vest on a semi-annual basis over a period of four years commencing on June 15, 2013.  The performance-based restricted stock unit awards vest as to 25% of the shares on the date of the Compensation Committee meeting in 2014 when the Committee reviews the performance-based metrics and determines if they were met or not with the remaining shares vesting on a semi-annual basis over a period of thirty-six months commencing on June 15, 2014 if the Company meets certain stock performance objectives compared to the NASDAQ Healthcare Index.  The actual number of performance based stock awards that vest may be 0%, 50% or 100% of the numbers reflected above, depending upon the Company’s performance.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	2013 Executive Officer Annual Base Salaries

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: February 7, 2013	By:	/s/ Dan S. Johnston
Dan S. Johnston, Executive Vice President
and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	2013 Executive Officer Annual Base Salaries